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                                         -6-


                                      EXHIBIT 99


        Trustee's Remittance Report in  respect of the August Remittance Date.














                     [  THIS SPACE IS INTENTIONALLY LEFT BLANK  ]




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                 FIRST BANK NATIONAL ASSOCIATION
                           AS TRUSTEE

                     REMITTANCE REPORT FOR

EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1996-3


          FROM      Oct. 15, 1997

          TO        Nov. 15, 1997

                                                                                 TOTAL
                                                                                 -----
(i)       AVAILABLE PAYMENT AMOUNT                                           9,411,224.97
           Portions subject to bankrupty                                             0.00

(ii)      CLASS A-1 PRINCIPAL BALANCE (Beginning)                                    0.00
          CLASS A-2 PRINCIPAL BALANCE (Beginning)                           18,837,736.65
          CLASS A-3 PRINCIPAL BALANCE (Beginning)                           18,837,736.66
          CLASS A-4 PRINCIPAL BALANCE (Beginning)                          113,126,000.00
          CLASS A-5 PRINCIPAL BALANCE (Beginning)                           30,202,000.00
          CLASS A-6 PRINCIPAL BALANCE (Beginning)                           46,956,000.00
          CLASS A-7 PRINCIPAL BALANCE (Beginning)                           20,092,000.00
          POOL PRINCIPAL BALANCE (Beginning)                               248,051,473.30

(iii)     MORTGAGES:
          NUMBER OF PRINCIPAL PREPAYMENTS                                             176
          PRINCIPAL BALANCE OF MORTGAGES PREPAYING                           7,502,350.26

(iv)      AMOUNT OF CURTAILMENTS RECEIVED                                       17,603.11

(v)       AGGREGATE AMOUNT OF PRINCIPAL PORTION OF
          MONTHLY PAYMENTS RECEIVED                                            419,043.39

(vi)      INTEREST RECEIVED ON MORTGAGES                                     2,183,762.23

(vii)     AGGREGATE ADVANCES                                                 1,646,184.50

(viii) a. DELINQUENCY INFORMATION (INCLUDES BANKRUPTCY & FORECLOSURES &  REO):
           MORTGAGE DELINQUENCIES 30-59 DAYS:
            NUMBER                                                                    155
            PRINCIPAL BALANCE                                                6,336,438.86
            % OF PRINCIPAL                                                       2.640000%

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           MORTGAGE DELINQUENCIES 60-90 DAYS:
            NUMBER                                                                     51
            PRINCIPAL BALANCE                                                1,982,139.98
            % OF PRINCIPAL                                                       0.830000%

           MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
            NUMBER                                                                    229
            PRINCIPAL BALANCE                                               11,436,665.65
            % OF PRINCIPAL                                                       4.760000%

       b.  MORTGAGES IN BANKRUPTCY (TOTAL):
            NUMBER                                                                     99
            PRINCIPAL BALANCE                                                4,422,276.34
            % OF PRINCIPAL                                                       1.840000%

           BANKRUPTCY MORTGAGE DELINQUENCIES (included in (viii) a. above):
            BANKRUPTCY MORTGAGE DELINQUENCIES 30-59 DAYS:
             NUMBER                                                                    11
             PRINCIPAL BALANCE                                                 481,803.10
             % OF PRINCIPAL                                                          0.20%

           BANKRUPTCY MORTGAGE DELINQUENCIES 60-90 DAYS:
            NUMBER                                                                      8
            PRINCIPAL BALANCE                                                  281,555.71
            % OF PRINCIPAL                                                           0.12%

           BANKRUPTCY MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
            NUMBER                                                                     47
            PRINCIPAL BALANCE                                                2,323,590.18
            % OF PRINCIPAL                                                           0.97%

       c.  MORTGAGES IN FORECLOSURE (TOTAL):
            NUMBER                                                                     88
            PRINCIPAL BALANCE                                                4,836,289.29
            % OF PRINCIPAL                                                       2.010000%

           FORECLOSURE MORTGAGE DELINQUENCIES (included in (viii) a. above):
            FORECLOSURE MORTGAGE DELINQUENCIES 30-59 DAYS:
             NUMBER                                                                     0
             PRINCIPAL BALANCE                                                       0.00
             % OF PRINCIPAL                                                          0.00%

           FORECLOSURE MORTGAGE DELINQUENCIES 60-90 DAYS:
            NUMBER                                                                      1
            PRINCIPAL BALANCE                                                   58,405.08
            % OF PRINCIPAL                                                           0.02%

           FORECLOSURE MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
            NUMBER                                                                     87
            PRINCIPAL BALANCE                                                4,777,884.21
            % OF PRINCIPAL                                                           1.99%

       d.  MORTGAGES IN REO (TOTAL-included in 90 days or more in (viii)a. above):
            NUMBER                                                                     10
            PRINCIPAL BALANCE                                                  402,904.98
            % OF PRINCIPAL                                                           0.17%

       e.  MORTGAGE LOAN LOSSES                                                 28,905.94

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(ix)      ENDING CLASS A-1 PRINCIPAL BALANCE                                         0.00
          ENDING CLASS A-2 PRINCIPAL BALANCE                                14,853,358.07
          ENDING CLASS A-3 PRINCIPAL BALANCE                                14,853,358.08
          ENDING CLASS A-4 PRINCIPAL BALANCE                               113,126,000.00
          ENDING CLASS A-5 PRINCIPAL BALANCE                                30,202,000.00
          ENDING CLASS A-6 PRINCIPAL BALANCE                                46,956,000.00
          ENDING CLASS A-7 PRINCIPAL BALANCE                                20,092,000.00

(x)       WEIGHTED AVERAGE MATURITY OF MORTGAGE LOANS                        164.07345686
          WEIGHTED AVERAGE MORTGAGE INTEREST RATE                             10.65030880%
          WEIGHTED AVERAGE NET MORTGAGE INTEREST RATE                          9.95160102%

(xi)      SERVICING FEES PAID                                                  122,851.12
          SERVICING FEES ACCRUED                                               121,144.45

(xii)     SECTION 5.04 SERVICER PAYMENTS OR REIMBSMTS.                         378,647.65

(xiii)    POOL PRINCIPAL BALANCE (ENDING)                                  240,082,716.14


(xiv)     RESERVED

(xv)      REIMBURSABLE AMOUNTS:
           TO SERVICER                                                          86,545.41
           TO REPRESENTATIVE                                                         0.00
           TO DEPOSITORS                                                             0.00

(xvi)     NUMBER OF MORTGAGES OUTSTANDING (BEGINNING)                                5609
          NUMBER OF MORTGAGES OUTSTANDING (END)                                      5433

(xvii)    AGGREGATE INTEREST ACCRUED ON THE MORTGAGE LOANS                   2,152,783.38

(xviii)   PRINCIPAL BALANCE OF MORTGAGE LOANS WITH
          MORTGAGE INTEREST RATES LESS THAN 8.30%                            1,661,379.83
          MORTGAGE INTEREST RATES  LESS THAN 8.20%                           1,463,010.29


(xix)     SUBORDINATED AMOUNT (REMAINING)                                   32,901,481.22
          SPREAD ACCOUNT BALANCE( AFTER DISTRIBUTIONS)                      12,631,425.00
          EXCESS SPREAD                                                        589,537.36
          CUMMULATIVE EXCESS SPREAD ACCOUNT RECEIPTS                           280,539.78